Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

OF

EVERCORE PARTNERS INC.

Dated as of August 10, 2006

ii

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (including Appendix A hereto, as such Appendix A may be amended from time to time pursuant to the provisions hereof, this “Agreement”), is made and entered into as of August 10, 2006, by and among Evercore Partners Inc., a Delaware corporation (the “Company”), and the Covered Persons (defined below) from time to time party hereto.

W I T N E S S E T H:

WHEREAS, the Company and the Covered Persons are beneficial owners of partnership units (the “Units”) of Evercore LP, a Delaware limited partnership (“Evercore LP”), each of which is exchangeable for one share of the Company’s Class A common stock, par value $0.01 per share (the “Class A Common Stock”), at the option of the holder thereof and subject to the provisions of the Partnership Agreement (defined below); and

WHEREAS, the Company desires to provide the Covered Persons with registration rights with respect to shares of Class A Common Stock underlying their Units.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements, covenants and provisions herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND OTHER MATTERS

Section 1.1 Definitions. Capitalized terms used in this Agreement without other definition shall, unless expressly stated otherwise, have the meanings specified in this Section 1.1:

(a) “Agreement” has the meaning ascribed to such term in the Recitals.

(b) “Beneficial owner” has the meaning set forth in Rule 13d-3 under the Exchange Act.

(c) “Board” means the Board of Directors of the Company.

(d) “Class A Common Stock” has the meaning ascribed to such term in the Recitals.

(e) “Company” has the meaning ascribed to such term in the Recitals.

(f) “Covered Person” means those persons from time to time listed on Appendix A hereto, and all persons who may become parties to this Agreement and whose name is required to be listed on Appendix A hereto, in each case in accordance with the terms hereof.

(g) “Covered Units” means, with respect to a Covered Person, such Covered Person’s Units.

(h) “Demand Notice” has the meaning ascribed to such term in Section 2.2(a).

(i) “Demand Registration” has the meaning ascribed to such term in Section 2.2(a).

(j) “Evercore LP” has the meaning ascribed to such term in the Recitals.

(k) “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(l) “Equity Committee” has the meaning ascribed to such term in the Partnership Agreement.

(m) “Fifth Anniversary Registration” has the meaning ascribed to such term in Section 2.1(a).

(n) “Governmental Authority” means any national, local or foreign (including U.S. federal, state or local) or supranational (including European Union) governmental, judicial, administrative or regulatory (including self-regulatory) agency, commission, department, board, bureau, entity or authority of competent jurisdiction.

(o) “Indemnified Parties” has the meaning ascribed to such term in Section 2.6.

(p) “IPO Date” means the closing date of the initial public offering of the Class A Common Stock.

(q) “Partnership Agreement” means the Evercore LP Amended and Restated Partnership Agreement, dated August 7, 2006, among the Company and the limited partners of Evercore LP.

(r) “Permitted Transferee” means any transferee of a Unit after the date hereof the transfer of which is permitted by the Partnership Agreement.

(s) “Public Offering” means an underwritten public offering pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Forms S-4 or S-8 or any similar or successor form.

(t) “Registering Covered Person” has the meaning ascribed to such term in Section 2.5(a).

(u) “Registration Expenses” means any and all expenses incident to the performance of or compliance with any registration or marketing of securities, including all (i) registration and filing fees, and all other fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system, (ii) fees and expenses of compliance with any securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the securities registered), (iii) expenses in connection with the preparation, printing, mailing and delivery of any registration statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto, (iv) security engraving and printing expenses, (v) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of any comfort letters requested pursuant to Section 2.5(h)), (vii) reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (viii) reasonable fees, out-of-pocket costs and expenses of the Covered Persons, including one counsel for all of the Covered Persons participating in the offering selected by the Covered Persons holding the majority of the Registrable Securities to be sold for the account of all Covered Persons in the offering, (ix) fees and expenses in connection with any review by the NASD of the underwriting arrangements or other terms of the offering, and all fees and expenses of any “qualified independent underwriter,” including the fees and expenses of any counsel thereto, (x) fees and disbursements underwriters customarily paid by issuers or sellers of securities, but excluding any underwriting fees, discounts and commissions attributable to the sale of Registrable Securities, (xi) costs of printing and producing any agreements among underwriters, underwriting agreements, any “blue sky” or legal investment memoranda and any selling agreements and other documents in connection with the offering, sale or delivery of the Registrable Securities, (xii) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering, (xiii) expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the registration, marketing or selling of the Registrable Securities, (xiv) fees and expenses payable in connection with any ratings of the Registrable Securities, including expenses relating to any presentations to rating agencies and (xv) all out-of-pocket costs and expenses incurred by the Company or its appropriate officers in connection with their compliance with Section 2.5(l).

(v) “Registrable Securities” shall mean shares of Class A Common Stock deliverable or delivered in exchange for Units. For purposes of this Agreement, (i) Registrable Securities shall cease to be Registrable Securities when a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective Registration Statement and (ii) the Registrable Securities of a holder shall not be deemed to be Registrable Securities at any time when the entire amount of such Registrable Securities proposed to be sold by such Covered Person in a single sale constitutes less than 1% of the then outstanding shares of Class A Common Stock or, in the opinion of counsel satisfactory to the Company and such Covered Person, each in their reasonable judgment, may be distributed to the public pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act in any three-month period or any such Registrable Securities have been sold in a sale made pursuant to Rule 144 of the Securities Act.

(w) “SEC” means the Securities and Exchange Commission.

(x) “Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(y) “Subsidiary” means, with respect to any person, any corporation, limited liability company, company, partnership, trust, association or other legal entity or organization of which such person (either directly or through one or more subsidiaries of such person) (a) owns, directly or indirectly, a majority of the capital stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation, limited liability company, partnership, trust, association or other legal entity or organization, or (b) is otherwise entitled to exercise (1) a majority of the voting power generally in the election of the board of directors or other governing body of such corporation, limited liability company, partnership, trust, association or other legal entity or organization or (2) control of such corporation, limited liability company, partnership, trust, association or other legal entity or organization.

(z) “Transfer” means, in respect of any Unit, share of Class A Common Stock, property or other asset, any sale, assignment, transfer, distribution or other disposition thereof, whether voluntarily or by operation of Law, including, without limitation, the exchange of any Unit for any other security.

(aa) “Units” has the meaning ascribed to such term in the Recitals.

Section 1.2 Definitions Generally. Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time. When used herein:

(a) the word “or” is not exclusive;

(b) the words “including,” “includes,” “included” and “include” are deemed to be followed by the words “without limitation”;

(c) the terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision;

(d) the word “person” means any individual, corporation, limited liability company, trust, joint venture, association, company, partnership or other legal entity or a government or any department or agency thereof or self-regulatory organization; and

(e) all section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex and schedule references not attributed to a particular document shall be references to exhibits, annexes and schedules to this Agreement.

ARTICLE II

REGISTRATION RIGHTS

Section 2.1 Fifth Anniversary Registration.

(a) The Company shall use its commercially reasonable efforts to cause to be declared effective under the Securities Act by the SEC, on or prior to the fifth anniversary of the IPO Date, a registration statement relating to all shares of the following Registrable Securities (“Fifth Anniversary Registration”): Registrable Securities to be delivered to Covered Persons by the Company in respect of the exchange of Units pursuant to the Partnership Agreement and all other Registrable Securities of any Covered Person which Registrable Securities are reasonably expected to continue to be Registrable Securities at the expected filing date for the registration statement with respect to such registration.

(b) The Company shall be liable for and pay all Registration Expenses in connection with any Fifth Anniversary Registration, regardless of whether such Registration is effected.

(c) Upon notice to each Covered Person participating in the Fifth Anniversary Registration, the Company may postpone effecting a registration pursuant to this Section 2.1 on one occasion during any period of six consecutive months for a reasonable time specified in the notice but not exceeding 120 days (which period may not be extended or renewed), if (i) the Company shall determine in good faith that effecting the registration would materially and adversely affect an offering of securities of such company the preparation of which had then been commenced or (ii) the Company is in possession of material non-public information the disclosure of which during the period specified in such notice the Company believes in good faith would not be in the best interests of the Company.

Section 2.2 Demand Registration.

(a) If at any time following the IPO, the Company shall receive a written request (a “Demand Notice”) from the Equity Committee that the Company effect the registration under the Securities Act of all or any portion of the Registrable Securities specified in the Demand Notice (a “Demand Registration”), specifying the intended method of disposition thereof, then the Company shall use its commercially reasonable efforts to effect, as expeditiously as reasonably practicable, subject to the restrictions in Section 2.2(d), the registration under the Securities Act of the Registrable Securities for which the Equity Committee has requested registration under this Section 2.2, all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered. Notwithstanding the foregoing, (i) the Equity Committee shall be entitled to ten Demand Registrations pursuant to this Section 2.2, (ii) the Equity Committee shall be entitled to no more than one demand registration during any six-month period, and (iii) the Company shall not be obligated to make a Demand Registration with respect to the Equity Committee in the event that a Fifth Anniversary Registration or Piggyback Registration (as defined below) had been available to the Equity Committee within the 180 days preceding the date of the Demand Notice.

(b) At any time prior to the effective date of the registration statement relating to such registration, the Equity Committee may revoke such Demand Registration request by providing a notice to the Company revoking such request. The Company shall be liable for and pay all Registration Expenses in connection with any Demand Registration.

(c) If a Demand Registration involves an underwritten Public Offering and the managing underwriter advises the Company and the Equity Committee that, in its view, the number of shares of Registrable Securities requested to be included in such registration exceeds the largest number of shares that can be sold without having an adverse effect on such offering, including the price at which such shares can be sold (the “Maximum Offering Size”), the Company shall include in such registration, in the priority listed below, up to the Maximum Offering Size:

(i) first, all Registrable Securities requested to be registered in the Demand Registration by the Equity Committee (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among the Covered Persons whose Registrable Securities are included in the Demand Registration on the basis of the relative number of shares of Registrable Securities so requested to be included in such registration by each);

(ii) second, any securities proposed to be registered by the Company or any securities proposed to be registered for the account of any other persons, with such priorities among them as the Company shall determine.

(d) Upon notice to the Demand Requesting Covered Person, the Company may postpone effecting a registration pursuant to this Section 2.2 on one occasion during any period of six consecutive months for a reasonable time specified in the notice but not exceeding 120 days (which period may not be extended or renewed), if (i) the Company shall determine in good faith that effecting the registration would materially and adversely affect an offering of securities of such company the preparation of which had then been commenced or (ii) the Company is in possession of material non-public information the disclosure of which during the period specified in such notice the Company believes in good faith would not be in the best interests of the Company.

Section 2.3 Piggyback Registration.

(a) Subject to any contractual obligations to the contrary, if the Company proposes at any time to register any of the equity securities issued by it under the Securities Act (other than a registration on Form S-8 or S-4, or any successor forms, relating to shares of Class A Common Stock issuable in connection with any employee benefit or similar plan of the Company or in connection with a direct or indirect acquisition by the Company of another Person or as a recapitalization or reclassification of securities of the Company), whether or not for sale for its own account, the Company shall each such time give prompt notice at least 15 business days prior to the anticipated filing date of the registration statement relating to such registration to the Covered Persons, which notice shall set forth such Covered Person’s rights under this Section 2.3 and shall offer such Covered Person the opportunity to include in such registration statement the number of Registrable Securities of the same class or series as those proposed to be registered as such Covered Person may request (a “Piggyback Registration”), subject to the provisions of Section 2.3(b). Upon the request of such Covered Person made within five business days after the receipt of notice from the Company (which request shall specify the number of Registrable Securities intended to be registered by such Covered Person), the Company shall use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by all such other Covered Persons, to the extent necessary to permit the disposition of the Registrable Securities so to be registered, provided that (i) if such registration involves an underwritten Public Offering, all such Covered Persons requesting to be included in the Company’s registration must sell their Registrable Securities to the underwriters selected by the Company in on the same terms and conditions as apply to the Company or the Requesting Covered Persons, as applicable, and (ii) if, at any time after giving notice of its intention to register any securities pursuant to this Section 2.3(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give notice to all such Covered Persons and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. No registration effected under this Section 2.3 shall relieve the Company of its obligations to effect a Fifth Anniversary Registration or Demand Registration to the extent required by Section 2.1 or Section 2.2, respectively. The Company shall pay all Registration Expenses in connection with each Piggyback Registration.

(b) Subject to any contractual obligations to the contrary, if a Piggyback Registration involves an underwritten Public Offering and the managing underwriter advises the Company that, in its view, the number of Registrable Securities that the Company and such Covered Persons intend to include in such registration exceeds the Maximum Offering Size, the Company shall include in such registration, in the following priority, up to the Maximum Offering Size:

(i) first, so much of the Company securities proposed to be registered for the account of the Company;

(ii) second, to the Company securities proposed to be registered pursuant to any demand registration rights of third parties;

(iii) third, all Registrable Securities requested to be included in such registration by any Covered Persons (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Covered Persons on the basis of the relative number of shares of Registrable Securities so requested to be included in such registration by each); and

(iv) fourth, any securities proposed to be registered for the account of any other Persons with such priorities among them as the Company shall determine.

(c) Notwithstanding any provision in this Section 2.3 or elsewhere in this Agreement, no provision relating to the registration of Registrable Securities shall be construed as permitting any Covered Person to effect a transfer of securities that is otherwise prohibited by the terms of any agreement between such Covered Person and the Company or any of its subsidiaries. The Company shall not be obligated to provide notice or afford Piggyback Registration to any Covered Person pursuant to this Section 2.3 unless some or all of such Covered Person’s Registrable Securities are permitted to be transferred under the terms of applicable agreements between such Covered Persons and the Company or any of its subsidiaries.

Section 2.4 Lock-Up Agreements. If any registration of Registrable Securities shall be effected in connection with a Public Offering, neither the Company nor the Covered Person shall effect any public sale or distribution, including any sale pursuant to Rule 144, of any shares of Common Stock or other security of the Company (except as part of such Public Offering) during the period beginning 14 days prior to the effective date of the applicable registration statement until the earlier of (i) such time as the Company and the lead managing underwriter shall agree and (ii) 180 days.

Section 2.5 Registration Procedures. Whenever a Covered Person requests that any Registrable Securities be registered pursuant to Section 2.2 or 2.3 or in respect of any Fifth Anniversary Registration pursuant to Section 2.1, subject to the provisions of such Sections, the Company shall use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as promptly as practicable, and, in connection with any such request:

(a) The Company shall as expeditiously as reasonably practicable prepare and file with the SEC a registration statement on any form for which the Company then qualifies or that counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its commercially reasonable efforts to cause such filed registration statement to become and remain effective for a period of not less than 40 days, or in the case of a Fifth Anniversary Registration, until all of the Registrable Securities of the Covered Persons included in such registration statement (each, a “Registering Covered Person”) shall have actually been sold thereunder.

(b) Prior to filing a registration statement or prospectus or any amendment or supplement thereto, the Company shall, if requested, furnish to each participating Covered Person and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter the Company shall furnish to such Covered Person and underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 or Rule 430A under the Securities Act and such other documents as such Covered Person or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Covered Person. The Covered Person shall have the right to request that the Company modify any information contained in such registration statement, amendment and supplement thereto pertaining to such Covered Person and the Company shall use its all commercially reasonable efforts to comply with such request, provided, however, that the Company shall not have any obligation so to modify any information if the Company reasonably expects that so doing would cause the prospectus to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(c) After the filing of the registration statement, the Company shall (i) cause the related prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act, (ii) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the Registering Covered Persons thereof set forth in such registration statement or supplement to such prospectus and (iii) promptly notify each Registering Covered Person holding Registrable Securities covered by such registration statement of any stop order issued or threatened by the SEC or any state securities commission and take all reasonable best efforts to prevent the entry of such stop order or to remove it if entered.

(d) The Company shall use its commercially reasonable best efforts to (i) register or qualify the Registrable Securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions in the United States as any Registering Covered Person holding such Registrable Securities reasonably (in light of such Covered Person’s intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Covered Person to consummate the disposition of the Registrable Securities owned by such Covered Person, provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.5(d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

(e) The Company shall immediately notify each Registering Covered Person holding such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare and make available to each such Covered Person and file with the SEC any such supplement or amendment.

(f) The Company shall select an underwriter or underwriters in connection with any Public Offering. In connection with any Public Offering, the Company shall enter into customary agreements (including an underwriting agreement in customary form) and take such all other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities in any such Public Offering, including the engagement of a “qualified independent underwriter” in connection with the qualification of the underwriting arrangements with the NASD.

(g) Subject to the execution of confidentiality agreements satisfactory in form and substance to the Company in the exercise of its good faith judgment, the Company will give to each Registering Covered Person, its counsel and accountants (i) reasonable and customary access to its books and records and (ii) such opportunities to discuss the business of the Company with its directors, officers, employees, counsel and the independent public accountants who have certified its financial statements, as shall be appropriate, in the reasonable judgment of counsel, to such Registering Covered Person, to enable them to exercise their due diligence responsibility.

(h) The Company shall use its commercially reasonable efforts to furnish to each Registering Covered Person and to each such underwriter, if any, a signed counterpart, addressed to such Covered Person or underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company’s independent public accountants, each in customary form and covering such matters of the kind customarily covered by opinions or comfort letters, as the case may be, as a majority of the Registering Covered Persons therefor reasonably requests.

(i) Each such Covered Person registering securities under this Article II shall promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required or advisable in connection with such registration.

(j) The Covered Person agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.5(e), such Covered Person shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Covered Person’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.5(e), and, if so directed by the Company, such Covered Person shall deliver to the Company all copies, other than any permanent file copies then in such Covered Person’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. If the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 2.5(a)) by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.5(e) to the date when the Company shall make available to such Covered Person a prospectus supplemented or amended to conform with the requirements of Section 2.5(e).

(k) The Company shall use its commercially reasonable efforts to list all Registrable Securities covered by such registration statement on any securities exchange or quotation system on which any of the Registrable Securities are then listed or traded.

(l) The Company shall have appropriate officers of the Company (i) prepare and make presentations at any “road shows” and before analysts and rating agencies, as the case may be, (ii) take other actions to obtain ratings for any Registrable Securities and (iii) otherwise use their commercially reasonable efforts to cooperate as reasonably requested by the underwriters in the offering, marketing or selling of the Registrable Securities.

Section 2.6 Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to this Article II, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, a Registering Covered Person, each affiliate of such Registering Covered Person and their respective directors and officers or general and limited partners or members and managing members (including any director, officer, affiliate, employee, agent and controlling Person of any of the foregoing), each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act (collectively, the “Indemnified Parties”), against any and all losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorney’s fees and reasonable expenses of investigation) to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending against any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company with respect to such seller through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof.

Section 2.7 Indemnification by Registering Covered Persons. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with this Article II, that the Company shall have received an undertaking reasonably satisfactory to it from the Registering Covered Person or any underwriter to indemnify and hold harmless the Company and all other prospective sellers of Registrable Securities with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company with respect to such seller through an instrument duly executed by such seller or underwriter specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Registering Covered Persons, or any of their respective affiliates, directors, officers or controlling persons and shall survive the transfer of such securities by such person. In no event shall the liability of any Registering Covered Person hereunder be greater in amount than the dollar amount of the proceeds received by such Registering Covered Person upon the sale of the Registrable Securities giving rise to such indemnification obligation.

Section 2.8 Conduct of Indemnification Proceedings. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article II, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of the Indemnified Party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article II, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party’s reasonable judgment a conflict of interest between such Indemnified Party and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

Section 2.9 Contribution. If the indemnification provided for in this Article II from the indemnifying party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or Indemnified Parties, and the parties’

relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 2.9 as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Section 2.10 Participation in Public Offering. No Covered Person may participate in any Public Offering hereunder unless such Covered Person (a) agrees to sell such Covered Person’s securities on the basis provided in any underwriting arrangements approved by the Covered Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement in respect of registration rights.

Section 2.11 Other Indemnification. Indemnification similar to that specified herein (with appropriate modifications) shall be given by the Company and the Registering Covered Person participating therein with respect to any required registration or other qualification of securities under any federal or state law or regulation or Governmental Authority other than the Securities Act.

Section 2.12 Cooperation by the Company. If the Covered Person shall transfer any Registrable Securities pursuant to Rule 144, the Company shall use its commercially reasonable efforts to cooperate with the Covered Person and shall provide to the Covered Person such information as the Covered Person shall reasonably request.

Section 2.13 No Transfer of Registration Rights. Except as set forth in Section 2.14, none of the rights of the Covered Person under this Article II shall be assignable by any Covered Person to any person acquiring securities unless the person so acquiring such securities shall already be a Covered Person.

Section 2.14 Parties in Interest. Each Covered Person shall be entitled to receive the benefits of this Agreement and shall be bound by the terms and provisions of this Agreement by reason of such Covered Person’s election to participate in a registration under this Article II. To the extent Units are effectively transferred in accordance with the terms of the Partnership Agreement, the transferee of such Units shall be entitled to receive the benefits of this Agreement and shall be bound by the terms and provisions of this Agreement upon becoming bound hereby pursuant to Section 3.1(c).

Section 2.15 Acknowledgement Regarding the Company. All determinations necessary or advisable under this Article II shall be made by the Company, the determinations of which shall be final and binding.

Section 2.16 Mergers, Recapitalizations, Exchanges or Other Transactions Affecting Registrable Securities. The provisions of this Agreement shall apply to the full extent set forth herein with respect to the Registrable Securities, to any and all securities or capital stock of Evercore LP or the Company or any successor or assign of any such person (whether by merger, amalgamation, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for, or in substitution of such Registrable Securities, by reason of any dividend, split, issuance, reverse split, combination, recapitalization, reclassification, merger, amalgamation, consolidation or otherwise.

ARTICLE III

MISCELLANEOUS

Section 3.1 Term of the Agreement; Termination of Certain Provisions.

(a) The term of this Agreement shall continue until the first to occur of (i) such time as no Covered Person holds any Covered Units or Registrable Securities and (ii) such time as the Agreement is terminated by the affirmative vote of Covered Persons that beneficially own not less than 66 2/3% of the voting power of the Registrable Securities.

(b) Unless this Agreement is theretofore terminated pursuant to Section 3.1(a) hereof, a Covered Person shall be bound by the provisions of this Agreement with respect to any Covered Units or Registrable Security until such time as such Covered Person ceases to hold any Covered Units or Registrable Security. Thereafter, such Covered Person shall no longer be bound by the provisions of this Agreement other than Sections 2.7, 2.8, 2.9 and 2.11 and Article III, and such Covered Person’s name shall be removed from Appendix A to this Agreement.

(c) Any Permitted Transferee shall be added to Appendix A as a Covered Person; provided, that, such Permitted Transferee shall first sign an agreement in the form approved by the Company acknowledging that such Permitted Transferee is bound by the terms and provisions of the Agreement.

Section 3.2 Amendments; Waiver.

(a) The provisions of this Agreement may be amended only by the affirmative vote of Covered Persons owning not less than 66 2/3% of the voting power of the Registrable Securities.

(b) In addition to any other vote or approval that may be required under this Section 3.2, any amendment of this Agreement that has the effect of changing the obligations of Evercore LP or the Company hereunder to make such obligations materially more onerous to the Evercore LP or Company shall require the approval of Evercore LP or the Company, as the case may be.

(c) Each Covered Person understands that from time to time certain other persons may become Covered Persons and certain Covered Persons will cease to be bound by the provisions of this Agreement pursuant to the terms hereof. This Agreement may be amended from time to time by the Equity Committee (without the approval of any other person), but solely for the purposes of (i) adding to Appendix A Permitted Transferees of the Covered Units as provided in Section 3.1(c) who sign this Agreement and (ii) removing from Appendix A such persons as shall cease to be bound by the provisions of this Agreement pursuant to Sections 3.1(b) hereof, which additions and removals shall be given effect from time to time by appropriate changes to Appendix A.

(d) No provision of this Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective.

Section 3.3 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 3.4 Notices.

(a) Any communication, demand or notice to be given hereunder will be duly given (and shall be deemed to be received) when delivered in writing by hand or first class mail or by telecopy to a party at its address as indicated below:

If to a Covered Person,

c/o Evercore Partners Inc.

55 East 52nd Street, 43rd Floor

New York, New York 10055

Attention: Chief Financial Officer

Fax: (212) 857-3101

If to the Company, at

Evercore Partners Inc.

55 East 52nd Street, 43rd Floor

New York, New York 10055

Attention: Chief Financial Officer

Fax: (212) 857-3101

The Company shall be responsible for notifying each Covered Person of the receipt of a communication, demand or notice under this Agreement relevant to such Covered Person at the address of such Covered Person then in the records of Evercore LP (and each Covered Person shall notify the Company of any change in such address for communications, demands and notices).

(b) Unless otherwise provided to the contrary herein, any notice which is required to be given in writing pursuant to the terms of this Agreement may be given by telecopy.

Section 3.5 Severability. If any provision of this Agreement is finally held to be invalid, illegal or unenforceable, (a) the remaining terms and provisions hereof shall be unimpaired and (b) the invalid or unenforceable term or provision shall be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

Section 3.6 Specific Performance. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any part to this Agreement, without posting any bond, and in addition to all other remedies that may be available, shall, subject to Section 3.4, be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may be then available.

Section 3.7 Assignment; Successors. This Agreement shall be binding upon and inure to the benefit of the respective legatees, legal representatives, successors and assigns of the Covered Persons; provided, however, that a Covered Person may not assign this Agreement or any of his rights or obligations hereunder, and any purported assignment in breach hereof by a Covered Person shall be void; and provided further that no assignment of this Agreement by the Company or to a successor of the Company (by operation of law or otherwise) shall be valid unless such assignment is made to a person which succeeds to the business of such Person substantially as an entirety.

Section 3.8 No Third-Party Rights. Other than as expressly provided herein, nothing in this Agreement will be construed to give any person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

Section 3.9 Section Headings. The headings of sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.

Section 3.10 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have duly executed or caused to be duly executed this Agreement as of the dates indicated.

EVERCORE PARTNERS INC.

By:	/s/ Roger C. Altman
Name:	Roger C. Altman
Title:	Co-Chief Executive Officer

ROGER C. ALTMAN

By:	/s/ Roger C. Altman

A&N ASSOCIATES L.P.

By:	/s/ Jurate Kazickas
Name:	Jurate Kazickas
Title:	General Partner

ROGER C. ALTMAN 1997 FAMILY LIMITED PARTNERSHIP

By:	/s/ Jurate Kazickas
Name:	Jurate Kazickas
Title:	Managing General Partner

THE ROGER C. ALTMAN 2005 GRANTOR RETAINED ANNUITY TRUST

By:	/s/ Roger C. Altman
Name:	Roger C. Altman

AUSTIN M. BEUTNER

By:	/s/ Austin M. Beutner

BEUTNER FAMILY 2001 LONG-TERM TRUST

By:	/s/ Austin M. Beutner
Name:	Austin M. Beutner

THE AUSTIN M. BEUTNER 2005 GRANTOR RETAINED ANNUITY TRUST

By:	/s/ Austin M. Beutner
Name:	Austin M. Beutner

CIARA A. BURNHAM

By:	/s/ Ciara A. Burnham

PHILIPPE CAMUS

By:	/s/ Philippe Camus

JOHN T. DILLON

By:	/s/ John T. Dillon

RICHARD P. EMERSON

By:	/s/ Richard P. Emerson

ADAM FRANKEL

By:	/s/ Adam Frankel

SAUL GOODMAN

By:	/s/ Saul Goodman

GIL HA

By:	/s/ Gil Ha

WILLIAM O. HILTZ

By:	/s/ William O. Hiltz

JONATHAN A. KNEE

By:	/s/ Jonathan A. Knee

TIMOTHY G. LALONDE
By:	/s/ Timothy G. Lalonde

GAIL LANDIS

By:	/s/ Gail Landis

M. SHARON LEWELLEN

By:	/s/ M. Sharon Lewellen

EDUARDO G. MESTRE

By:	/s/ Eduardo G. Mestre

NEERAJ MITAL

By:	/s/ Neeraj Mital

THE NEERAJ MITAL 1997 INSURANCE TRUST

By:	/s/ John R. Varughese
Name:	John R. Varughese
Title:	Trustee

SANGAM PANT

By:	/s/ Sangam Pant

MICHAEL J. PRICE

By:	/s/ Michael J. Price

KATHLEEN G. REILAND

By:	/s/ Kathleen G. Reiland

WILLIAM C. REPKO

By:	/s/ William C. Repko

BRIAN ROBERTS

By:	/s/ Brian Roberts

JANE SADOWSKY

By:	/s/ Jane Sadowsky

WILLIAM A. SHUTZER

By:	/s/ William A. Shutzer

DAVID WEZDENKO

By:	/s/ David Wezdenko

JANE WHEELER

By:	/s/ Jane Wheeler

DAVID YING

By:	/s/ David Ying

PEDRO CARLOS ASPE ARMELLA

By:	/s/ Pedro Aspe

PASPRO TRUST

By:	/s/ Javier Bernstein Iturbide
Name:	Javier Bernstein Iturbide
Title:	Investment Trustee

FIDEICOMISO F/1475

By:	/s/ HD Guadalupe Terreros Barros
Name:	HD Guadalupe Terreros Barros
Title:	Trust Delegate on Behalf Fideicomiso F/1475

JANESANCO, S. DE R.L.

By:	/s/ Sergio Sánchez García
Name:	Sergio Sánchez García
Title:	Legal Representative

SUDARTE, S. DE R.L.

By:	/s/ Hugo Garza
Name:	Hugo A. Garza Medina
Title:	Legal Representative

APORTELA, S. DE R.L.

By:	/s/ Maria Eugenia Biana Escalera
Name:	Maria Eugenia Biana Escalera

ADMINISTRADORA HDI, S. DE R.L. DE C.V.

By:	/s/ Armando Jorge Marcos Penilla
Name:	Armando Jorge Marcos Penilla
Title:	Legal Representative

ANROSALE, S. DE R.L.

By:	/s/ Antonio Souza
Name:	Antonio Souza

AUGUSTO ARELLANO OSTOA

By:	/s/ Augusto Arellano Ostoa

ANTONIO BASSOLS ZALETA

By:	/s/ Antonio Bassols Zaleta

TRUSTEES OF THE ADAM B. FRANKEL 2006 TRUST

By:	/s/ Adam B. Frankel
Name:	Adam B. Frankel
Title:	Investment Trustee

TRUSTEES OF THE JONATHAN ARYE KNEE 2006 TRUST

By:	/s/ Jonathan Arye Knee
Name:	Jonathan Arye Knee
Title:	Investment Trustee

TRUSTEES OF THE JOHN TERRANCE DILLON 2006 TRUST

By:	/s/ John Terrence Dillon
Name:	John Terrence Dillon
Title:	Investment Trustee

TRUSTEES OF THE GAIL S. LANDIS 2006 TRUST

By:	/s/ Gail S. Landis
Name:	Gail S. Landis
Title:	Investment Trustee

TRUSTEES OF THE NEERAJ MITAL 2006 TRUST

By:	/s/ Neeraj Mital
Name:	Neeraj Mital
Title:	Investment Trustee

TRUSTEES OF THE WILLIAM O. HILTZ 2006 TRUST

By:	/s/ William O. Hiltz
Name:	William O. Hiltz
Title:	Investment Trustee

TRUSTEES OF THE M. SHARON LEWELLEN 2006 TRUST

By:	/s/ M. Sharon Lewellen
Name:	M. Sharon Lewellen
Title:	Investment Trustee

TRUSTEES OF MESTRE 2006 EVERCORE GRAT

By:	/s/ Eduardo G. Mestre
Name:	Eduardo G. Mestre
Title:	Trustee

TRUSTEES OF PRICE 2006 EVERCORE GRAT

By:	/s/ Michael J. Price
Name:	Michael J. Price
Title:	Trustee